Exhibit 10.1
Execution Version
SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING
AND TERM CREDIT AGREEMENT
     This Second Amendment to Amended and Restated Revolving and Term Credit Agreement (this “Amendment”), made as of September 30, 2011, among FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other financial institutions party to the Credit Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”) and Swing Line Lender.
W I T N E S S E T H:
     WHEREAS, Borrower, Guarantors, Lenders, Agent, Swing Line Lender, and KeyBanc Capital Markets, as sole arranger and sole bookrunner, entered into that certain Amended and Restated Revolving and Term Credit Agreement dated as of August 6, 2010, as amended by First Amendment to Amended and Restated Revolving and Term Credit Agreement dated as of May 6, 2011 (as so amended, the “Credit Agreement”), pursuant to which Lenders established a revolving credit facility and a term loan facility for the benefit of Borrower; and
     WHEREAS, Borrower has requested that certain terms of the Credit Agreement be modified and amended as hereinafter set forth; and
     WHEREAS, Lenders and Agent have agreed to such amendments as set forth herein, subject to the terms and conditions hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and hereby further agree as follows:
     1. Amendments to §1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the definitions of “Borrowing Base” “Borrowing Base Assets”, “Permitted Refinancing Indebtedness” and “SPE Subsidiary” in their entirety and by substituting the following new definitions in lieu thereof, respectively:
          Borrowing Base. As of any date of determination,
               (A) prior to the issuance of any Permitted Bond Indebtedness, the sum of the following percentages of the Borrowing Base Assets:
          (a) forty-five percent (45%) of Timberland Value; plus
          (b) thirty-five percent (35%) of High Value Timberland Amount; plus
          (c) forty percent (40%) of Raw Entitled Land Value; plus
          (d) forty-five percent (45%) of Entitled Land Under Development Value; plus
          (e) sixty percent (60%) of Mineral Business Enterprise Value;

Provided, however, that the Borrowing Base shall be reduced by the amounts, if any, by which (i) the portion of the Borrowing Base accounted for by clause (b) of this definition would exceed twenty-five percent (25%) of the Borrowing Base, and (ii) the portion of the Borrowing Base accounted for by clause (c) of this definition would exceed twenty-five percent (25%) of the Borrowing Base; and provided further, however, that the Borrowing Base shall be reduced by any reserve existing under §9.1(a)(iii); and
               (B) effective upon the issuance of any Permitted Bond Indebtedness, the sum of the following percentages of the Borrowing Base Assets:
          (a) forty-five percent (45%) of Timberland Value; plus
          (b) thirty-five percent (35%) of High Value Timberland Amount; plus
          (c) forty percent (40%) of Raw Entitled Land Value; plus
          (d) sixty percent (60%) of Mineral Business Enterprise Value;
Provided, however, that the Borrowing Base shall be reduced by the amounts, if any, by which (i) the portion of the Borrowing Base accounted for by clause (b) of this definition would exceed twenty-five percent (25%) of the Borrowing Base, and (ii) the portion of the Borrowing Base accounted for by clause (c) of this definition would exceed twenty-five percent (25%) of the Borrowing Base; and provided further, however, that the Borrowing Base shall be reduced by any reserve existing under §9.1(a)(iii).
          Borrowing Base Assets. The following assets:
               (A) prior to the issuance of any Permitted Bond Indebtedness, collectively, the Timberland, the High Value Timberland, the Raw Entitled Land, the Entitled Land Under Development and the Mineral Business. With respect to Borrowing Base Assets other than the Mineral Business, parcels of Real Estate may from time to time move from one classification of Borrowing Base Asset to another upon designation by Borrower on the Borrowing Base Certificate most recently delivered to Agent, but can never be in more than one classification at any point in time; and
               (B) effective upon the issuance of any Permitted Bond Indebtedness, collectively, the Timberland, the High Value Timberland, the Raw Entitled Land, in each case to the extent constituting Mortgaged Properties, and the Mineral Business. With respect to Borrowing Base Assets other than the Mineral Business, parcels of Real Estate may from time to time move from one classification of Borrowing Base Asset to another upon designation by Borrower on the Borrowing Base Certificate most recently delivered to Agent, but can never be in more than one classification at any point in time.
     In addition, from time to time, with the approval of the Required Lenders, additional assets may be included in the Borrowing Base Assets, with percentages of the value thereof included in the Borrowing Base similarly subject to the approval of the Required Lenders.
      Permitted Refinancing Indebtedness. Any Indebtedness of the Loan Parties issued in exchange for, or the net proceeds of which are used to extend, refinance, renew,

replace, defease or refund, Permitted Existing Indebtedness, Indebtedness otherwise permitted by this Agreement or other Permitted Refinancing Indebtedness of such Person, provided, that:
     (a) the principal amount of such Indebtedness (not including accrued or capitalized interest and premiums, fees and expenses) does not exceed the then outstanding principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (or in the case of Indebtedness of Capitol of Texas Insurance Group Inc. with respect to the Radisson Hotel in Austin, Texas, such Indebtedness will replace previously repaid Permitted Existing Indebtedness and will not exceed a principal amount of $16,000,000);
     (b) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is Permitted Existing Indebtedness which is Non-Recourse Indebtedness, the Permitted Refinancing Indebtedness with respect thereto must also be Non-Recourse Indebtedness; and
     (c) no Default or Event of Default has occurred and is continuing or would result from the issuance or origination of such Indebtedness.
     SPE Subsidiary. A bankruptcy remote or other special purpose entity which is initially a Subsidiary and which is formed for the purpose of, and engages in no material business other than, issuing or incurring Non-Recourse Indebtedness (and in the case of Capitol of Texas Insurance Group Inc., issuing surety bonds and letters of credit in an aggregate amount of up to $10,000,000 outstanding and issued at any time and acting as a Guarantor hereunder) and, in connection therewith, owning Non-Recourse Assets and pledging or transferring interests therein, including, without limitation, a Subsidiary formed for the purpose of constructing, acquiring, owning, developing and/or financing Non-Recourse Assets as Multifamily Properties. A Subsidiary whose only material assets are Equity Interests in SPE Subsidiaries shall be considered an SPE Subsidiary for purposes hereof.”
     2. Amendment to §3.1(b) of the Credit Agreement. §3.1(b) of the Credit Agreement, Extension Option, is hereby modified and amended by deleting the last sentence thereof in its entirety.
     3. Amendment to §6.18 of the Credit Agreement. §6.18 of the Credit Agreement, Environmental Compliance, is hereby modified and amended by deleting the words “the Forestar Form 10” found in clauses (a), (b), (c) and (d) thereof, and substituting therefor the words “Forestar Group’s Annual, Quarterly or Current Reports, each as filed with the Securities and Exchange Commission prior to September 30, 2011”.

     4. Amendment to §9.1(c) of the Credit Agreement. §9.1(c) of the Credit Agreement, Total Leverage Ratio, is hereby modified and amended by deleting the following language from the end thereof: “provided, however, that during the Extension Period, the Total Leverage Ratio as of the last day of any fiscal quarter may not exceed thirty percent (30%)”.
     5. Amendment to §9.3 of the Credit Agreement. §9.3 of the Credit Agreement, Value to Commitment, is hereby modified and amended by deleting the ratio “1.60 to 1.0” at the end thereof and substituting the ratio “1.50 to 1.0” in lieu thereof.
     6. No other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided or permitted herein, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and Borrower and Guarantors hereby ratify and confirm their respective obligations thereunder, as herein modified and amended. This Amendment shall not constitute a course of dealing with Agent or Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
     7. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:
          (a) Counterparts of this Amendment duly executed by Borrower, each of the Guarantors and the Required Lenders;
          (b) For the benefit of each Revolving Lender who executes this Amendment by 5:00 p.m. (CDT) on September 30, 2011, the payment by Borrower of an amendment fee equal to 0.15% of the Commitment of each such Lender, in immediately available funds, such fee being fully earned and non-refundable when paid;
          (c) Additional Raw Entitled Land having an aggregate Raw Entitled Land Value of not less than $68,180,270 and more particularly described on a Schedule delivered to Agent shall have become Mortgaged Property, and the Mortgaged Property Documents for such Mortgaged Property shall have been delivered to Agent granting a first-priority lien on such Mortgaged Property, subject only to Permitted Liens. Borrower shall have paid to Agent any mortgage, recording, intangible, documentary stamp or other similar taxes and charges which Agent reasonably determines to be payable as a result of the recording of such Mortgaged Property documents to any state or any county or municipality thereof in which any of such Mortgaged Properties are located, and delivered to Agent such affidavits or other information which Agent reasonably determines to be necessary in connection with such payment in order to insure that the Security Deeds on such Mortgaged Property located in such state secures Borrower’s obligation with respect to the Loans.

          (d) True and correct copies of resolutions of the Borrower that authorize the execution, delivery and performance of this Amendment and the other documents executed in connection herewith;
          (e) The representations and warranties made pursuant to Section 8 of this Amendment shall be true and correct; and
          (f) Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with reasonable fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters, in each case to the extent invoiced at least one (1) Business Day prior to the date hereof.
     8. Representations and Warranties. Each of the Loan Parties represents and warrants as follows:
          (a) The execution, delivery and performance by Borrower and each Guarantor of this Amendment are within each such party’s legal powers, have been duly authorized by all necessary shareholder, partner or member action and do not contravene (i) Borrower’s or any such Guarantor’s Organizational Documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;
          (b) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, except for those already obtained or made and the filing of Security Documents delivered in connection herewith in the appropriate records office with respect thereto, is required for the due execution, delivery and performance by Borrower or any Guarantor of this Amendment;
          (c) This Amendment constitutes the legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;
          (d) All of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects as of the date hereof (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date); and
          (e) No Default or Event of Default is existing and none would result, in each case upon this Amendment becoming effective and after giving effect hereto.
     9. Reaffirmation of Guaranty. By execution of this Amendment, each Guarantor reaffirms and restates its guaranty of the Obligations pursuant to the Guaranty Agreement and agrees that its obligations thereunder are not released, diminished, impaired or reduced or otherwise adversely affected by this Amendment.

     10. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof: each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and modified hereby.
     11. Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
     12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
     13. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
     14. Exhibits and Schedules. The Exhibits and Schedules attached to this Amendment are hereby incorporated herein by this reference.
     15. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
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     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER: FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
Its: Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution of Second Amendment to Amended and Restated
Revolving and Term Credit Agreement Continued]

GUARANTORS: FORESTAR GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR MINERALS LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR OIL & GAS LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution of Second Amendment to Amended and Restated
Revolving and Term Credit Agreement Continued]

GUARANTORS (cont’d): FORESTAR REALTY INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

SWR HOLDINGS LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

SUSTAINABLE WATER RESOURCES LLC, a Texas limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution of Second Amendment to Amended and Restated
Revolving and Term Credit Agreement Continued]

GUARANTORS (cont’d): HARBOR LAKES GOLF CLUB LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

JOHNSTOWN FARMS, LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

SAN JACINTO I, LLC, a Texas limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution of Second Amendment to Amended and Restated
Revolving and Term Credit Agreement Continued]

KEYBANK NATIONAL ASSOCIATION, as a Lender, as Swing Line Lender and as Agent
By:	/s/ Nathan Weyer
	Name:	Nathan Weyer
	Title:	Vice President

KeyBank National Association
1200 Abernathy Road, NE
Suite 1550
Atlanta, Georgia 30328
Attn: Daniel Silbert
Facsimile: (770) 510-2195
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] AgFIRST FARM CREDIT BANK, as a lender
By:	/s/ Matt Jeffords
	Name:	Matt Jefford
	Title:	Assistant Vice President

Address:
1401 Hampton Street
Columbia, SC 29201
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

                [Execution Continued]

NORTHWEST FARM CREDIT SERVICES, PCA, as a lender
By:	/s/ Carol L. Sobson
	Name:	Carol L. Sobson
	Title:	Vice President

Address:
1700 South Assembly Street
Spokane, WA 99224
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

                [Execution Continued]

AMEGY BANK NATIONAL ASSOCIATION, as a lender
By:	/s/Kelly Nash
	Name:	Kelly Nash
	Title:	Assistant Vice President

Address:
4400 Post Oak Parkway
Houston, TX 77027
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

                [Execution Continued]

CAPITAL ONE N.A., as a lender
By:
Name:
Title:

Address:
901 South Mopac
Building 1, Suite 500
Austin, TX 78746
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

           [Execution Continued]

METROPOLITAN LIFE INSURANCE COMPANY, as a lender
By:	/s/ C. Ray Smith
	Name:	C. Ray Smith
	Title:	Regional Director

Address:
6750 Poplar Avenue
Suite 109
Germantown, TN 38138
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a lender
By:	/s/ Mike McConnell
	Name:	Mike McConnell
	Title:	Senior Vice President

Address:
114 West 7th Street
Suite 300
Austin, TX 78701
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] GOLDMAN SACHS BANK USA, as a lender
By:	/s/ Rick Canonico
	Name:	Rick Canonico
	Title:	Authorized Signatory

Address:
200 West Street
New York, NY 10282
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] UNITED FCS, PCA, d/b/a FCS COMMERCIAL FINANCE GROUP, successor in interest to AgCountry Farm Credit Services, PCA, d/b/a FCS Commercial Financial [sic] Group, as a lender
By:	/s/ Lisa Caswell
	Name:	Lisa Caswell
	Title:	Vice President

Address:
600 Highway 169 South
Suite 850
Minneapolis, MN 55426
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a lender
By:	/s/ Joe Carroll
	Name:	Joe Carroll
	Title:	Senior Vice President

Address:
221 West 6th Street
2nd Floor
Austin, TX 78701
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] EATON VANCE FLOATING-RATE INCOME TRUST, as a lender
By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

Address:
2 International Place
9th Floor
Boston, MA 02110
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a lender
By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

Address:
2 International Place
9th Floor
Boston, MA 02110
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] EATON VANCE LIMITED DURATION INCOME FUND, as a lender
By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

Address:
2 International Place
9th Floor
Boston, MA 02110
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] EATON VANCE SENIOR FLOATING-RATE TRUST, as a lender
By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

Address:
2 International Place
9th Floor
Boston, MA 02110
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] GRAYSON & CO, as a lender
By:	BOSTON MANAGEMENT AND RESEARCH, as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

Address:
2 International Place
9th Floor
Boston, MA 02110
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement

[Execution Continued] SENIOR DEBT PORTFOLIO, as a lender
By:	BOSTON MANAGEMENT AND RESEARCH, as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

Address:
2 International Place
9th Floor
Boston, MA 02110
[SIGNATURE CONTINUED ON THE FOLLOWING PAGE]
Second Amendment to Forestar A&R Credit Agreement